VANGUARD CONVERTIBLE SECURITIES FUND
                      VANGUARD FIXED INCOME SECURITIES FUND
                         High Yield Corporate Portfolio
                        VANGUARD VARIABLE INSURANCE FUND
                            High Yield Bond Portfolio

                              Prospectus Supplement

                               September 18, 1998

RESTRICTED SECURITIES
Each of the above funds may invest in restricted, privately placed securities that, under SEC rules, may only be sold to qualified institutional buyers.
Because these securities can only be resold to qualified institutional buyers, they may be considered illiquid securities--meaning that they could be difficult for the funds to convert to cash if needed.
     A fund will not invest more than 15%* of its net assets in illiquid securities.
     If a substantial market develops for a restricted security held by a fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the fund's Board of Directors or Trustees. While the fund's investment adviser determines the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the adviser's decisions. The factors the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information on the security's issuer.


*10% for money market funds.
                                                                           PSRS1